UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2015

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue
Building 34, Box 10, Watkins, Colorado                                                                                 80137

(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone, including area code                      (303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

Release of Deposit

On July 15, 2015, Pure Cycle Corporation, a Colorado corporation (“Pure Cycle”), PCY Holdings, LLC, a Colorado limited liability company wholly owned by Pure Cycle (together with Pure Cycle, the “Company”) received the remaining  $975,000 earnest money deposit pursuant to the terms of the Fourth Amendment to the Purchase and Sale Agreement between the Company and Arkansas River Farms, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015

PURE CYCLE CORPORATION

By:    /s/ Mark W. Harding
Mark W. Harding
President and Chief Financial Officer